Filed pursuant to Rule 497(e) and Rule 497(k)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Special Equity Fund

Supplement dated January 25, 2021 to the Summary Prospectus, dated May 1, 2020, as revised October 23, 2020, and the Prospectus and Statement of Additional Information, each dated May 1, 2020, as supplemented October 23, 2020

The following information supplements and supersedes any information to the contrary relating to AMG Managers Special Equity Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated, supplemented and revised as noted above.

As of December 31, 2020 (the “Closing”), the portfolio management team of Ranger Investment Management L.P. (“Ranger”), a subadviser to the Fund, has acquired a controlling interest in Ranger (the “Transaction”). The Transaction was presumed to constitute a “change of control” of Ranger for purposes of the Investment Company Act of 1940, as amended, and caused the “assignment” and automatic termination of the former subadvisory agreement between AMG Funds LLC, the investment manager to the Fund (“AMGF”), and Ranger with respect to the Fund. At a meeting held on December 3, 2020, the Board of Trustees of the Trust approved, on behalf of the Fund, the continuation of Ranger as a subadviser to the Fund and approved a new subadvisory agreement between AMGF and Ranger, effective as of the Closing. An Information Statement with respect to the new subadvisory agreement will be mailed to shareholders no more than 90 days after the new subadvisory agreement takes effect.

Effective immediately, the SAI is hereby amended as follows:

The first paragraph in the section titled “Management of the Funds – Portfolio Managers of the Funds – AMG Managers Special Equity Fund – Ranger Investment Management, L.P.” beginning on page 82 is hereby deleted and replaced with the following:

Ranger has served as a Subadviser to the Special Equity Fund since September 2008. Ranger is controlled by its general partner, Ranger Investment GP, LLC. Ranger Investment GP, LLC is controlled by its sole managing member, W. Conrad Doenges, with additional membership interests held by Andrew F. Hill, Joseph T. LaBate, and Brown McCullough. W. Conrad Doenges, Andrew F. Hill and Joseph T. LaBate are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Special Equity Fund managed by Ranger.

The information in the section titled “Management of the Funds – Portfolio Managers of the Funds – AMG Managers Special Equity Fund – Ranger Investment Management, L.P. – Portfolio Manager Compensation” on page 86 is hereby deleted and replaced with the following:

Ranger’s portfolio managers are generally compensated through a salary, a performance-based bonus, 401(k) contributions, and an equity interest in the firm. Bonuses are a function of the Subadviser’s revenues, asset growth, how well the overall portfolio has performed, a portfolio manager’s contribution to the client service function, input to the investment process, and willingness to work in a team environment. The methodology for allocating bonus participation includes a discretionary, performance-based component in which sectors covered by a portfolio manager are compared to the performance of the same sectors in the Russell 2000 Growth Index, with respect to an annual performance period. This sector performance component is not formulaic but rather one component of a broader evaluation. Bonuses are not based on how many companies a portfolio manager covers in the portfolio or the level of assets these companies represent. Profits interest are linked to the firm’s profitability after all operating expenses including bonuses.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE